UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant: ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ONSTREAM MEDIA CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________

(2)	Aggregate number of securities to which transaction applies: ____________

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ____________

(4)	Proposed maximum aggregate value of transaction: _________

(5)	Total fee paid: ___________

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:___________
(2)	Form, Schedule or Registration Statement No.:___________
(3)	Filing Party:_______
(4)	Date Filed: ___________

ONSTREAM MEDIA CORPORATION
1291 SW 29th Avenue
Pompano Beach, Florida 33069

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL SHAREHOLDER MEETING TO BE HELD ON JUNE 13, 2011

The 2011 Annual Meeting of Stockholders of Onstream Media Corporation (the “Company”), will be held at the Company’s corporate offices at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, on June 13, 2011 at 10 a.m. (local time).

You are receiving this communication because you held shares in the Company as of the record date (April 8, 2011).

This is not a ballot.  You cannot use this Notice to vote your shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the following proxy materials online or request a paper copy as set forth below:

•	the Company’s Annual Report on Form 10-K for the year ended September 30, 2010;
•	the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2010;
•	the Company’s Proxy Statement (including attachments);
•	the Proxy Card; and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following Proposals will be considered at the Annual Meeting:

1)	To elect a Board of Directors consisting of seven members to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2)	To ratify the appointment of Mayer Hoffman McCann P.C. as the independent accountants of the Company for the fiscal year ending September 30, 2011;

3)
To approve the LPC facility and the issuance by the Company to Lincoln Park Capital Fund, LLC (“LPC”) of greater than 20% of the Company’s common stock outstanding immediately prior to the entry into the LPC facility;

4)	To increase the number of common shares authorized for issuance under the Company’s 2007 Equity Incentive Plan from 2 million to 4.5 million; and

5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Management recommends that you vote FOR Proposals 1, 2, 3 and 4.

How to Access the Proxy Materials

Online - To view the proxy materials online, go to www.onsm.com/proxy.

Paper – To receive a paper copy of the proxy materials, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

By Internet:	Go towww.onsm.com/proxy and select “Contact Onstream”. Place the words “Request Proxy Materials”, as well as your mailing address, in the box identified as “Nature of Inquiry”.
By Telephone:	Onstream Media Corporation Investor Relations - Jeff Ramson - (212) 792-4321 or call 1-866-857-1960 (tollfree) and ask for Investor Relations.
By Mail:	Investor Relations, Onstream Media Corporation, 1291 SW 29th Avenue, Pompano Beach, Florida 33069
By E-Mail:	IR@onstreammedia.com (place “Request Proxy Materials” in the e-mail subject line and include your mailing address in the text of the e-mail message)

Please make your request for a copy as instructed above on or before May 30, 2011 to facilitate a timely delivery.

How to Vote

Vote in Person:  To vote in person you must attend the Annual Meeting.  Please bring identification and this Notice.

Vote By Mail:  You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.  You may also view the proxy materials, including a proxy card available for download, at www.onsm.com/proxy. Follow the directions on the proxy card and in the proxy materials.

ONSTREAM MEDIA CORPORATION
1291 SW 29th Avenue
Pompano Beach, Florida 33069

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL SHAREHOLDER MEETING TO BE HELD ON JUNE 13, 2011

THIS NOTICE IS ACCOMPANIED BY A PROXY CARD (BALLOT)
PLEASE EXERCISE YOUR RIGHT TO VOTE BY COMPLETING AND RETURNING IT

The 2011 Annual Meeting of Stockholders of Onstream Media Corporation (the “Company”), will be held at the Company’s corporate offices at 1291 SW 29th Avenue, Pompano Beach, Florida 33069, on June 13, 2011 at 10 a.m. (local time).

You are receiving this communication because you held shares in the Company as of the record date (April 8, 2011).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the following proxy materials online or request a paper copy as set forth below:

•	the Company’s Annual Report on Form 10-K for the year ended September 30, 2010;
•	the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2010;
•	the Company’s Proxy Statement (including attachments); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following Proposals will be considered at the Annual Meeting:

1)	To elect a Board of Directors consisting of seven members to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2)	To ratify the appointment of Mayer Hoffman McCann P.C. as the independent accountants of the Company for the fiscal year ending September 30, 2011;

3)
To approve the LPC facility and the issuance by the Company to Lincoln Park Capital Fund, LLC (“LPC”) of greater than 20% of the Company’s common stock outstanding immediately prior to the entry into the LPC facility;

4)	To increase the number of common shares authorized for issuance under the Company’s 2007 Equity Incentive Plan from 2 million to 4.5 million; and

5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Management recommends that you vote FOR Proposals 1, 2, 3 and 4.

How to Access the Proxy Materials

Online - To view the proxy materials online, go to www.onsm.com/proxy.

Paper – To receive a paper copy of the proxy materials, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

By Internet:	Go towww.onsm.com/proxy and select “Contact Onstream”. Place the words “Request Proxy Materials”, as well as your mailing address, in the box identified as “Nature of Inquiry”.
By Telephone:	Onstream Media Corporation Investor Relations - Jeff Ramson - (212) 792-4321 or call 1-866-857-1960 (toll free) and ask for Investor Relations.
By Mail:	Investor Relations, Onstream Media Corporation, 1291 SW 29th Avenue, Pompano Beach, Florida 33069
By E-Mail:	IR@onstreammedia.com (place “Request Proxy Materials” in the e-mail subject line and include your mailing address in the text of the e-mail message)

Please make your request for a copy as instructed above on or before May 30, 2011 to facilitate a timely delivery.

How to Vote

Vote in Person:  To vote in person you must attend the Annual Meeting.  Please bring identification, this Notice and the enclosed proxy card.

Vote By Mail:  You can vote by mail by completing and returning the enclosed proxy card, using the enclosed postage-paid envelope or by mailing the completed proxy card to: Interwest Transfer Co., Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah, 84117.